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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement and in the related Prospectus of our report dated March 25, 2002, with respect to the consolidated financial statements and schedule of Harken Energy Corporation included in its Annual Report on Form 10-K for the year ended December 31, 2001.

                                                           /s/ ERNST & YOUNG LLP


Houston, Texas
May 28, 2002